UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2016

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index to Current Report on Form 8-K filed on January 13, 2016

Updated Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated January 13, 2016

Press release dated January 13, 2016

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 22, 2015, The Chubb Corporation (“Chubb”) received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding an anticipated blackout period for the Chubb Stock Fund and the Chubb ESOP Fund under the Capital Accumulation Plan of The Chubb Corporation (“CCAP”) in connection with the closing of Chubb’s previously announced merger (the “Merger”) with ACE Limited (“ACE”) in accordance with the Agreement and Plan of Merger, dated as of June 30, 2015, by and among ACE, William Investment Holdings Corporation, an indirect wholly owned subsidiary of ACE, and Chubb (the “Merger Agreement”). The blackout period is necessary to ensure that all transactions relating to Chubb common stock in the Chubb Stock Fund and the Chubb ESOP Fund under the CCAP are fully completed before the Effective Time (as defined in the Merger Agreement) of the Merger and the administrator of the CCAP can process the exchange of Chubb common stock for the merger consideration consisting of ACE common shares and cash.

As a result of the foregoing, on December 23, 2015, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and Regulation BTR as promulgated by the Securities and Exchange Commission, Chubb sent a notice (“Initial Notice”) to its directors and executive officers informing them of the blackout period and certain trading prohibitions that they will be subject to during the blackout period. The Initial Notice was included as Exhibit 99.1 to a Current Report on Form 8-K filed by Chubb on December 23, 2015.

As a result of the receipt of the final regulatory approvals necessary to complete the Merger and the determination that the Merger closing date will be January 14, 2016, and as required by Section 306(a) of Sarbanes-Oxley and Rule 104(b)(3)(iii) of Regulation BTR, on January 13, 2016, Chubb sent an updated notice (“Updated Notice”) to its directors and executive officers informing them that the blackout period began at 4:00 p.m. on January 12, 2016 and is expected to end no later than January 22, 2016.

A copy of the Updated Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On January 13, 2016, Chubb issued a press release announcing that all regulatory approvals for the Merger have been received and that the transaction is expected to close on January 14, 2016, pending satisfaction of remaining customary closing conditions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Updated Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated January 13, 2016

99.2	Press release dated January 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHUBB CORPORATION

Date: January 13, 2016	By:	/s/ Maureen A. Brundage
		Name:	Maureen A. Brundage
		Title:	Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

FILED ON JANUARY 13, 2016

Exhibit No.	Description

99.1	Updated Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated January 13, 2016

99.2	Press release dated January 13, 2016